AMENDMENT TO EMPLOYMENT
                            AND CONSULTING AGREEMENT


         This Amendment (the "Amendment") is entered into as of the 9th day of March, 1999, by DEL WEBB CORPORATION, a Delaware corporation (the "Company"), and Philip J. Dion ("Dion").

         WHEREAS, the Company and Dion have entered into that certain Employment and Consulting Agreement (the "Agreement"), dated July 10, 1996; and

         WHEREAS, the Company and Dion desire to amend the Agreement in certain respects;

         NOW THEREFORE, the Agreement is hereby amended as follows:

         1. Section 10(b)(1) of the Agreement is hereby amended to read as follows:

                  10(b)(1) If the Termination Date occurs during the Employment Period, Company will pay Dion his Base Salary as set forth in
                  Section 4 (or as it may be increased from time to time), plus 16-2/3% of the Base Salary in lieu of employee benefits referred to in Section 4(b), in equal bi-weekly installments. With each such payment, Company also shall make an "Incentive Compensation Payment" to Dion. Each "Incentive Compensation Payment" shall equal the average annual "Incentive Compensation" paid to Dion by Company with respect to the five fiscal years preceding the fiscal year in which the Termination Date occurs divided by 26. For purposes of this Section, "Incentive Compensation" refers to the amounts payable to Dion pursuant to any management incentive compensation or bonus program sponsored by Company during the fiscal years included in the five-year averaging period. The payments called for by the preceding provisions of this Section shall continue throughout the Employment Period.
                  Company then shall pay Dion the Consulting Fee in equal bi-weekly payments throughout the Consulting Period.

         2. Section 20 of the Agreement is hereby amended to read as follows:

                  "GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware."
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         3.       Except as amended  herein,  the  provisions  of the  Agreement shall continue in full force and effect.

                                            DEL WEBB CORPORATION



                                            By:/s/ Robertson C. Jones
                                               ---------------------------------
                                            Its: Senior Vice President
                                               ---------------------------------


                                               /s/ Philip J. Dion
                                               ---------------------------------
                                                       Philip J. Dion